# MicroCap Rodeo Windy City Roundup

October 12, 2022

**Troy Meier**
**CEO/Chairman of the Board**

**Christopher Cashion**
**Chief Financial Officer**

NYSE American: SDPI
www.sdpi.com

# SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

**Non-GAAP Financial Measures**

This presentation will discuss adjusted EBITDA which is a non-GAAP ("adjusted") financial measure. we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP ("adjusted") measure is noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation.

**Forward-looking Non-GAAP Financial Measures**

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

SUPERIOR
DRILLING PRODUCTS

# SUPERIOR DRILLING PRODUCTS, INC.

## *Innovative, cutting-edge drilling tool technology company*

- Drive production efficiencies and cost savings for the oil and natural gas drilling industry
- Patented Drill-n-Ream® (DNR) tool, the world's first wellbore conditioning system
- Created the industry's first commercially viable PDC bit remanufacturing process

**NYSE American: SDPI** | **Founded: 1993** | **IPO Date: May 23, 2014**

| | | | |
|---|---|---|---|
| Market Capitalization | $19.6M | Shares Outstanding | 29.2M |
| Recent Price | $0.67 | Institutional Ownership | 6% |
| 52 Week Low/High | $0.62 / $2.38 | Insider Ownership | 48% |
| Average Daily Volume (3mo) | 72,600 | *Market data as of 9/28/22 (source: S&P Global IQ)* | |

# Proven Industry Experience

**Troy Meier**, *Co-Founder, Board Chairman and CEO*

- More than 38 years of experience in the oil and gas industry, including 13-year career with Baker Hughes

**Annette Meier**, *Co-Founder, Director, President and COO*

- More than 26 years of experience in the oil and gas industry; Co-creator of custom shop management and inventory program software and "nucleus grinding system"

**Christopher Cashion**, *Chief Financial Officer*

- More than 40 years of experience in accounting, finance and private equity for the oil & gas industry

## Board of Directors

**Troy Meier**, *Chairman*

**Annette Meier**, *Director*

**James R Lines**, *Director*

- Retired CEO of Graham Corp, a designer and manufacturer of critical equipment for the defense, energy, and chemical/petrochemical industries

**Robert Iversen**, *Director*

- Partner and president of CTI Energy Services, LLC of Springtown, Texas, a drilling services company

**Michael Ronca**, *Director*

- More than 30 years in oil and gas industry; President and CEO of EagleRidge Energy, LLC

SUPERIOR DRILLING PRODUCTS

# INNOVATOR, DESIGNER AND MANUFACTURER







**Solutions for the upstream oil & gas industry**

- Drill-N-Ream® wellbore conditioning tool (DNR)
- Strider™ oscillating system technology

**Pioneer of PDC bit remanufacturing process**

**Drilling tool fleet manufacture, maintenance and repair**

**Engineer, develop and manufacture new tools and technologies**

SUPERIOR DRILLING PRODUCTS

# WORLD-CLASS MANUFACTURING FACILITY

**Created machine tools and systems**

- Fully contained & environmentally friendly facility
- CHUCK, SDP's proprietary paperless enterprise management system
- Brazing station with climate & fume control facilitates productivity

**Developed world's first CNC poly-crystalline diamond compact (PDC) grinding unit** (NUCLEUS)

**Center of excellence for drill tool manufacturing and repair**


CHUCK
Paint
Ship
Grunt and Grind
Grunt (post FS)
Inspection
Dull Grade
Mark Up
SO
REWORK
Wait Pile
Pull Cutters
Cutters Have Been Pulled
Braze
Flame Spray
In Kiln
To Create
Awaiting Approval
Clear Out
Pre-Archive



SUPERIOR DRILLING PRODUCTS

# DRILL-N-REAM | ADVANCING MARKET PENETRATION

**Proven value proposition and enabling drilling innovation**

- Decreased days on well and improved drilling times
- Covering greater footage in shorter amounts of time
- Supports directional drilling and producers drilling more complex well profiles
- Extends life of bottom hole assembly (BHA)

**Leading industry operators standardizing on tool in North America**

**International Focus**

- Team in place to accommodate demand in Middle East
- Secured strategic International distributor relationship for DNR



# INTERNATIONAL EXPANSION

Providing DNR to world's largest oil field service companies and demonstrated value to key NOCs (national oil companies)

Strong team managing the international effort

Establishing repair operations

*June 2022:* Distribution channel agreement with Bin Zayed Petroleum for Investment

- Covers full range of DNR sizes for MENA region
- Monetizes a portion of current DNR inventory that was established for the Middle East
- Bin Zayed Petroleum is expected to purchase ~$13 million of DNRs in quarterly stages over the next twelve months
- Initial tranche of purchased inventory of $3.8 million now expected in Q4 2022


SPAIN
GREECE
TURKEY
MALTA
TUNISIA
CYPRUS
SYRIA
LEBANON
ISRAEL
IRAQ
IRAN
MOROCCO
JORDAN
KUWAIT
BAHRAIN
QATAR
ALGERIA
LIBYA
EGYPT
SAUDI ARABIA
OMAN
MALI
NIGER
CHAD
SUDAN
ERITREA
YEMEN

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

# Financial Results

# Q2 REVENUE GREW 34% Y/Y, SEQUENTIALLY UP 10%

*Compared with prior-year period unless otherwise noted*
*($ in millions)*



$3.4
$3.6
$4.0
$4.1
$4.5
$2.9
$3.0
$3.6
$3.7
$4.0
$0.5
$0.5
$0.4
$0.4
$0.5
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
International
North America

**North America revenue increased 37% in Q2**

Driven by increased tool revenue and strong growth in Contract Services (manufacture and refurbishment of drill bits and other related tools)

Average U.S. rig count of 715 in Q2 22 was up 82 rigs sequentially and up 264 rigs since Q2 21

**International revenue growth of 14% despite ongoing pandemic-related restrictions around travel, labor recruitment and O&G industry investment**

*Numbers may not sum due to rounding*

SUPERIOR DRILLING PRODUCTS

# TOOL AND CONTRACT SERVICES REVENUE GROWTH

*Compared with prior-year period unless otherwise noted*
*($ in millions)*

**Contract Services up 47% in Q2 22; 21% sequentially**

Continued expansion of the volume and products refurbished and manufactured for long-time legacy customer

**Other related tool revenue up 51% Y/Y from higher royalty and repair revenue driven by the DNR activity on more rigs**

## *Revenue by Product*


$3.4
$1.1
$1.1
$1.2
$3.6
$1.2
$0.8
$1.5
$4.0
$1.0
$1.5
$1.4
$4.1
$1.4
$1.0
$1.7
$4.5
$1.6
$1.1
$1.7
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

*Numbers may not sum due to rounding*

SUPERIOR DRILLING PRODUCTS

# INVESTING TO ADDRESS STRONG DEMAND

*Compared with prior-year period unless otherwise noted*
*($ in millions)*

**Continued investment in people to address demand; total workforce increased 36% Y/Y**

**Global inflationary headwinds on payroll expenses, raw materials, supplies, and repair and maintenance costs**

**Demonstrated operating leverage on the SG&A expense line**

***Operating Expenses***


$3.3
$0.6
$1.5
$1.2
$3.4
$0.4
$1.6
$1.4
$3.9
$0.4
$1.7
$1.8
$3.8
$0.4
$1.6
$1.8
$4.4
$0.4
$1.9
$2.1
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Cost of Revenue
SG&A
Depreciation & Amortization

*Numbers may not sum due to rounding*

SUPERIOR DRILLING PRODUCTS

# Bottom Line & Adjusted EBITDA Results

*($ in thousands)*

## *Net Income (Loss) & Diluted EPS*


$645
$150
($0.00)
($0.00)
$0.02
$0.01
($0.00)
($67)
($6)
($57)
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22

## *Adjusted EBITDA and Margin**


$957
$853
$827
$1,014
$831
28.2%
23.9%
20.9%
24.5%
18.3%
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

# BALANCE SHEET STRENGTH

*($ in millions)*

## Cash and Equivalents



$2.7
$2.5
$2.8
$2.9
$2.8
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022

## Total Debt



$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
$2.4
$0.75
$1.6
12/31/2019
12/31/2020
12/31/2021
6/30/2022
All Other Debt
Hard Rock Note

*Numbers may not sum due to rounding*

Cash from operations was $1.4 million in 1H22 compared with $335 thousand a year ago

CapEx spending to $1.2 million 1H22

- Down payment of $287 thousand to secure new machining center during 1Q 22
- Increase in Middle East DNR rental tool fleet
- Higher maintenance and other capacity improvement projects

Total debt down 2% from December 31, ‘21

- Final $750 thousand principal on Hard Rock note to be paid in October

$6.7 million in shareholders’ equity at 6/30/22

SUPERIOR DRILLING PRODUCTS

# REAFFIRMS FISCAL 2022 GUIDANCE[1]

| | |
|---|---|
| **Revenue:** | $22 million to $25 million |
| **SG&A expenses:** | $7.0 million to $7.3 million |
| **Adjusted EBITDA[2]:** | $6 million to $8 million |
| **Capital Expenditures:** | $3 million to $4 million |

Full year 2022 expectations reflects the impact from the expected sale of the $3.8 million stage one MENA DNR fleet to Bin Zayed Petroleum in the fourth quarter of 2022.

The Company expects third quarter 2022 revenue will be approximately $4.8 million to $5.2 million and adjusted EBITDA[2] to range between approximately $1.1 million to $1.4 million.

*[1] Expectations provided on October 12, 2022*

*[2] Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information*

# Positive Outlook and Robust Opportunities Ahead



## Expect growth in revenue and profitability in 2022*

*North America:*

- DNR demand – expect increased presence on more rigs
- Contract Services – Advancing conversations with major industry companies to support their efforts

*International*:

- Bin Zayed Petroleum for Investment Ltd plans to market and distribute DNR in Middle East and North Africa

## Enhancing manufacturing/support capacity and focused on talent acquisition to support demand

Building out team with skilled experts; Training continues to be area of focus

Higher level of CapEx for machining capacity, Middle East DNR tools, and to expand bit refurbishment infrastructure and Middle East repair facility

** Expectations provided on October 12, 2022*

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

# For more information:

**Investor Relations:**
**Deborah K. Pawlowski**
**Kei Advisors LLC**
**716-843-3908**
**dpawlowski@keiadvisors.com**



SUPERIOR
DRILLING PRODUCTS

# SUPPLEMENTAL INFORMATION

# DRILL-N-REAM U.S. & CANADA ECONOMICS

*U.S. & Canada Channel Partner Agreement*

## Drill-N-Ream four revenue streams



1. New tool sales

   Assumes horizontal rig count remains at current levels

   Average selling price: $35 to $40 thousand; Ranges from $30 to $50 thousand

*Recurring revenue:*

2. Replacement tool sales

   Tools replaced every 16 to 18 runs or 22 to 26 months

3. Royalty revenue

   8% royalty on fees per run at about $9,000 to $10,000

   $12,000 to $14,000 in royalties per life of tool (based on number of runs)

4. Tool repair parts/refurbishment

   ~$3,500 per repair with an average of 8 repairs per tool

   $28 to $32 thousand maintenance per life of tool (price per repair ~10% of the tool sales price)

   Total Life of Tool Revenue

   $75 to $85 thousand in revenue per life of tool (sales price + royalty + refurbishment)

SUPERIOR DRILLING PRODUCTS

# Adjusted EBITDA Reconciliation

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2021 | September 30, 2021 | December 31, 2021 | March 31, 2022 | June 30, 2022 |
| **GAAP net (loss) income** | **($66,781)** | **($6,210)** | **$644,884** | **$149,837** | **($56,510)** |
| Add back: | | | | | |
| Depreciation and amortization | 585,504 | 405,225 | 422,733 | 410,733 | 402,648 |
| Interest expense, net | 145,471 | 130,172 | 125,512 | 123,664 | 129,760 |
| Share-based compensation | 167,033 | 196,096 | 226,144 | 210,133 | 212,469 |
| Net non-cash compensation | 88,200 | 88,200 | 88,200 | 88,200 | 88,200 |
| Loss (gain) on sale or disposition of assets | 11,187 | - | (939) | - | 22,146 |
| Recovery of related party note receivable | - | - | (707,112) | - | - |
| Income tax expense | 26,468 | 39,327 | 27,202 | 31,384 | 32,299 |
| **Non-GAAP adjusted EBITDA[(1)]** | **$957,082** | **$852,810** | **$826,624** | **$1,013,951** | **$831,012** |
| GAAP Revenue | $3,399,109 | $3,561,919 | $3,950,469 | $4,130,164 | $4,540,842 |
| Non-GAAP Adjusted EBITDA Margin | *28.2%* | *23.9%* | *20.9%* | *24.5%* | *18.3%* |

*Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.*

SUPERIOR DRILLING PRODUCTS